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                                                                 EXHIBIT 10.62

                          AGREEMENT OF THE COMPANY

     Pursuant to Item 601(b)(4)(iii) of Regulation S-K, the Company hereby agrees to provide to the Securities and Exchange Commission, upon request, a copy of any instrument referred to in subsection (A) thereof.


                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       By D.E. Peckham
                                          ------------
                                            Secretary

Albuquerque, New Mexico
March 27, 1984